NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2045 Fund

Supplement dated September 6, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Fund’s Summary Prospectus.

As described in the Prospectus, the target allocations for the Fund in the various asset classes are subject to change in order to meet the Fund’s investment objective or as economic and/or market conditions warrant.  Nationwide Fund Advisers (“Adviser”), the investment adviser to the Fund, has determined that changes to the target allocations for the Fund are appropriate at this time.  Accordingly, the Summary Prospectus is amended as set forth below.  The principal investment strategies of the Fund remain unchanged.

Effective September 9, 2013, the Summary Prospectus is amended as follows:

1.           The first paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund is a “fund of funds” that invests in affiliated and unaffiliated mutual funds representing a variety of asset classes.  The Fund invests in a professionally selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the year 2045.  Therefore, the Fund currently emphasizes the pursuit of long-term growth of capital, and invests heavily in equity securities, such as common stocks of U.S. and international companies, including smaller companies.  As of the date of this Prospectus, the Fund allocates approximately 61.0% of its net assets in U.S. stocks (31.0% of which represents smaller companies) and approximately 28.0% in international stocks.  As the year 2045 approaches, and for an additional 20 years thereafter, the Fund’s allocations to different asset classes will progressively become more conservative, with increasing emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE